EXHIBIT 99.1

Polar Wireless Corporation

Financial Statements

April 30, 2010

February 4, 2011
Auditors’ Report

To the Shareholder of:

    Polar Wireless Corporation

We have audited the balance sheet of Polar Wireless Corporation as at April 30, 2010 and the statements of comprehensive loss, deficit and cash flows for period from January 22, 2010 (date of incorporation) to April 30, 2010. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at April 30, 2010 and the results of its operations and its cash flows for the period from January 22, 2010 (date of incorporation) to April 30, 2010 in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

FAZZARI + PARTNERS LLP

Chartered Accountants
Licensed Public Accountants
Vaughan, Ontario

Polar Wireless Corporation

Balance Sheet
(stated in Canadian dollars)
As at April 30

2010
Assets
Current
Prepaid expenses and deposits	$224,161
224,161
Non-current
Equipment (Note 3)	39,192
39,192
$263,353
Liabilities
Current
Loans payable (Note 4)	$605,440
Accounts payable and accrued liabilities	61,178
666,618
Shareholder’s Deficiency
Share capital (Note 5)	1
Deficit	(403,266)
(403,265)
$263,353
Approved on behalf of the Board

Director

See accompanying notes to the financial statements

Polar Wireless Corporation

Statement of changes in shareholder’s deficiency
(stated in Canadian dollars)
for the period from January 22, 2010 (date of incorporation) to April 30, 2010

	Number of shares	Share capital	Deficit	Total
Issuance of shares for cash	1	1	-	1
Comprehensive loss for the period	-	-	(403,266)	(403,266)
Balance, at April 30, 2010			$(403,266)	$(403,265)

See accompanying notes to the financial statements

Polar Wireless Corporation

Statement of Comprehensive Loss
(stated in Canadian dollars)
for the period from January 22, 2010 (date of incorporation) to April 30, 2010

Revenue	$-

Expenses
Software development	246,303
Professional fees	108,690
Office and general	20,261
Occupancy costs	10,500
Foreign exchange	5,274
Telephone	3,961
Insurance	888
Advertising and promotion	549
Interest	545
Depreciation	6,295
403,266
Net loss and comprehensive loss	$(403,266)

See accompanying notes to the financial statements

Polar Wireless Corporation

Statement of Cash Flows
(stated in Canadian dollars)
for the period from January 22, 2010 (date of incorporation) to April 30, 2010

Cash flows provided by (used in):
Operating activities
Net loss	$(403,266)
Adjustment for non-cash item:
Depreciation	6,295
(396,971)
Changes in non-cash working capital items (Note 7)	(162,983)
(559,954)

Financing activities
Loan advances received	605,440
Proceeds from issuance of shares	1
605,441
Investing activities
Acquisition of plant and equipment	(45,487)
(45,487)
Increase (decrease) in cash for the period	-
Cash, beginning of period	-
Cash, end of period $	$-

See accompanying notes to the financial statements

Polar Wireless Corporation
Notes to Financial Statements
(stated in Canadian dollars)
for the period from January 22, 2010 (date of incorporation) to April 30, 2010

1.	Statutes of incorporation and nature of activities

Polar Wireless Corporation (the "Company") was incorporated under the Ontario Business Corporations Act on January 22, 2010. Its primary business activities include the creation of open source network wireless software. The registered office of the Company is 100 York Blvd, Richmond Hill, Canada.

2.	Significant accounting policies

(a)	Statement of compliance

The financial statements of Polar Wireless Corporation have been prepared in accordance with International Financial Reporting Standards (“IFRS”).

(b)	Basis of preparation

The financial statements have been prepared under the historical cost convention.

(c)	Equipment

Equipment is initially recorded at cost and are depreciated on the following basis:

Asset	Rate	Method
Office furniture and equipment	20%	Declining balance
Computer equipment	30%	Declining balance
Leaseholds	20%	Straight-line
Equipment is depreciated on a straight-line or declining balance basis over the estimated useful lives, after taking into account the estimated residual value. The

Company reviews the estimated useful lives of the assets regularly in order to determine the amount of depreciation expense to be recorded during any reporting period. The depreciation expense for future periods are adjusted if there are significant changes from previous estimates.

Assets are tested for recoverability whenever events or changes in circumstances indicate that carrying value may not be recoverable. An impairment loss is recognized when the carrying amount exceeds its fair value.

Polar Wireless Corporation
Notes to Financial Statements
(stated in Canadian dollars)
for the period from January 22, 2010 (date of incorporation) to April 30, 2010

(d)	Foreign currency translation

The monetary assets and liabilities of the Company denominated in foreign currencies are translated at the rates of exchange at the balance sheet date. Other assets and liabilities are translated at the exchange rate in effect at the transaction date. Revenues and expenses are translated at the average exchange rate prevailing during the period. Exchange gains and losses are included in the statement of comprehensive loss.

(e)	Significant accounting judgements and estimates

The preparation of these financial statements in conformity with IFRS requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates. These estimates are reviewed periodically, and as adjustments become necessary, they are reported in the period in which they become known.

The estimates and assumptions critical to determining the carrying values of assets and liabilities are set out below:

Depreciation

Plant and equipment are depreciated on a straight-line or declining balance basis over the estimated useful lives, after taking into account the estimated residual value. The Company reviews the estimated useful lives of the assets regularly in order to determine the amount of depreciation expense to be recorded during any reporting period. The depreciation expense for future periods are adjusted if there are significant changes from previous estimates.

Recognition of deferred tax assets

Deferred tax assets arise from deductible temporary differences and unused tax losses. Deferred tax assets are recognised to the extent that it is probable that future taxable profit will be available to allow the related tax benefit to be utilised, and are reversed to the extent that it is no longer probable that sufficient taxable profits will be available for utilisation, which involves considerable level of estimation and judgement exercised by management.

Polar Wireless Corporation
Notes to Financial Statements
(stated in Canadian dollars)
for the period from January 22, 2010 (date of incorporation) to April 30, 2010

(f)	Impairment of long lived assets

At the end of each reporting period, the Company reviews the carrying amounts of its plant and equipment to determine whether there is any indication those assets have suffered an impairment loss. If any such indication exists, it estimates the asset’s recoverable amount to determine the extent of the impairment loss (if any).  Where it is not possible to estimate an individual asset’s recoverable amount, the Company estimates the recoverable amount of the cash-generating unit to which the asset belongs. Where a reasonable and consistent basis of allocation can be identified, corporate assets are also allocated to individual cash-generating units, or otherwise they are allocated to the smallest group of cash-generating units for which a reasonable and consistent allocation basis can be identified.

Recoverable amount is the higher of fair value less costs to sell and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate reflecting current market assessments of the time value of money and the risks specific to the asset for which the estimates of future cash flows have not been adjusted.

If the recoverable amount of an asset (or cash-generating unit) is estimated to be less than its carrying amount, the carrying amount is reduced to its recoverable amount. An impairment loss is recognized immediately in profit or loss. Where an impairment loss subsequently reverses, the carrying amount of the asset (or cash-generating unit) is increased to the revised estimate of its recoverable amount, but so that the increased carrying amount does not exceed the carrying amount that would have been determined had no impairment loss been recognized for the asset (or cash-generating unit) in prior years. A reversal of an impairment loss is recognized immediately in profit or loss.

(g)	Financial instruments

The Company classifies its financial assets in the following categories: at fair value through profit or loss, loans and receivables, and available for sale. The classification depends on the purpose for which the financial assets were acquired.

Management determines the classification of its financial assets at initial recognition.

(i)	Financial assets at fair value through profit or loss

Financial assets at fair value through profit or loss are financial assets held for trading. A financial asset is classified in this category if acquired principally for the purpose of selling in the short-term. Assets in this category are classified as current assets. They are subsequently carried at fair value.

(ii)	Financial liabilities

The company classifies its financial liabilities, which include accounts payable and accrued liabilities and loan payable as ‘other financial liabilities’. It initially measures these at fair value, net of transaction costs, and subsequently measures them at amortized cost using the effective interest method, recognizing interest expense on an effective yield basis.

Polar Wireless Corporation
Notes to Financial Statements
(stated in Canadian dollars)
for the period from January 22, 2010 (date of incorporation) to April 30, 2010

(h)	Income taxes

Income taxes are accounted for using the liability method. Under this method, deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective income tax bases, and losses carried forward.

Deferred income tax assets and liabilities are measured using enacted or substantively enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the date of enactment or substantive enactment.

Current income taxes are recognized for the estimated income taxes payable for the current year.

Deferred income tax assets are recognized to the extent that management believes that it is probable that future taxable profit will be available against which the temporary differences can be utilized.

(i)	Provisions

The Company recognizes a provision when it has a present obligation (legal or constructive) as a result of a past event, it is probable that it will be required to settle the obligation, and it can make a reliable estimate of the amount of the obligation.

The amount recognized as a provision is the best estimate of the consideration required to settle the present obligation at the end of the reporting period, taking into account the risks and uncertainties surrounding the obligation. Where a provision is measured using the cash flows estimated to settle the present obligation, its carrying amount is the present value of those cash flows.

(j)	Accounting standards issued but not yet effective

(i)	Related party disclosures

IAS 24, Related party disclosures, will provide clarification of the definition of a related party. This standard is effective for interim and annual financial statements relating to fiscal years beginning on or after January 1, 2011.

(ii)	Financial Instruments

IFRS 9, Financial Instruments (new) - partial replacement of IAS 39. All of IAS 39 is expected to be replaced in its entirely by the end of 2010 This standard is effective for interim and annual financial statements relating to fiscal years beginning on or after January 1, 2013.

The Company has not early adopted these revised standards and is currently assessing the impact that these standards will have on the financial statements.

Polar Wireless Corporation
Notes to Financial Statements
(stated in Canadian dollars)
for the period from January 22, 2010 (date of incorporation) to April 30, 2010

3.	Equipment

Plant and equipment consist of the following:

	Computer equipment	Office furniture and equipment	Leaseholds	Total
Cost
Additions during the period	$34,957	$3,785	$6,745	$45,487
Balance at April 30, 2010	34,957	3,785	6,745	45,487
Depreciation and impairment
Depreciation for the period	5,243	378	674	6,295
Balance at April 30, 2010	5,243	378	674	6,295
Net book values
At April 30, 2010	$29,714	$3,407	$6,071	$39,192

4.	Loans payable

These loans are interest bearing (range 8% to 25%), due on demand and are unsecured. The fair value of the loans payable approximate the carrying values which is estimated using the present value of future cash flows based on current interest rates for loans with similar conditions to maturity.

5.	Share capital

Authorized:
Unlimited number of common shares
Issued capital stock consists of the following:
2010
Issued and outstanding
1Common share $ 1

Polar Wireless Corporation
Notes to Financial Statements
(stated in Canadian dollars)
for the period from January 22, 2010 (date of incorporation) to April 30, 2010

6.	Provision for income taxes

The Company has tax losses of $400,000 which can be carried forward for 20 years. A valuation allowance has been applied against this balance as it is not more likely than not that the asset will be recognized.

7.	Changes in non-cash working capital items

Cash flows provided by (used in):
Prepaid expenses and deposits (224,161)
Accounts payable and accrued liabilities 61,178

$ (162,983)

8.	Financial instruments and risk management

The Company’s financial instruments consist of accounts payable and accrued liabilities, and loans payable. The Company is exposed to the following risk related to its financial assets and liabilities:

Foreign currency risk

The Company is exposed to currency risk as a significant volume of its transactions are denominated in U.S. dollars. Unfavourable changes in the applicable exchange rate may impact earnings and loans payable.

The Company has not entered into any currency hedging contracts.

Liquidity risk

Liquidity risk is the risk that the Company is not able to meet its financial obligations as they mature. The Company’s growth is financed through a combination of loans payable.

One of management’s primary goals is to maintain an optimal level of liquidity through the active management of the assets and liabilities as well as the cash flows.

At April 30, 2010, the Company’s working capital deficiency is $666,618.

Polar Wireless Corporation
Notes to Financial Statements
(stated in Canadian dollars)
for the period from January 22, 2010 (date of incorporation) to April 30, 2010

8.           Financial instruments and risk management (continued)

Interest rate risk

The Company is exposed to interest rate risk on its loans payable and does not currently hold any financial instruments that mitigate this risk. Management does not believe that the impact of interest rate fluctuation will be significant.

Fair value

The fair values of the Company’s financial instruments is estimated based on the amount at which these instruments could be exchanged in a transaction between knowledgeable and willing parties. As these estimates are subjective in nature, involving uncertainties and matter of judgement, they cannot be determined with precision. Changes in assumptions can affect estimated fair values.

The carrying value of accounts payable and accrued liabilities approximate their fair values because of the short term nature of these instruments. The carrying value of working capital items is assumed to approximate its historical cost carrying amount due to its short term nature.

9.	Capital risk management

The Corporation’s objectives when managing capital is to maintain its ability to continue as a going concern in order to meet its long-term debt obligation and provide benefits for stakeholders.

The Company includes in the definition of capital: equity, comprised of issued common shares and retained earnings. The deficit in retained earnings is financed through a series of loans.

The Corporation is not subject to externally imposed capital requirements. There has been no change with respect to the overall capital risk management strategy during the period ended April 30, 2010.

10.	Approval of financial statements

The financial statements were approved by the Board of Directors and authorized for issue on February 4, 2011.